UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2025 (May 22, 2025)

OneSolution Technology Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-56396	13-3784149
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 1813, 18/F, Fo Tan Industrial Centre

26-28 Au Pui Wan Street

Fo Tan, Hong Kong

(Address of principal executive offices) (Zip Code)

+852-35858905

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common	KRFG	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 4.01 Change in Registrant’s Certifying Accountant.

Dismissal of Olayinka Oyebola & Co. and Engagement of Lao Professional

On May 22, 2025, the Board of Directors of OneSolution Technology Inc., a Delaware corporation (“we” or “us”), accepted the resignation of Olayinka Oyebola & Co. (“Olayinka”) as our independent registered public accountant, effective immediately. Olayinka was initially retained to audit our consolidated financial statements for the fiscal year ended March 31, 2025, but resigned prior to beginning audit work on the Registrant. As a result, Olayinka did not issue any reports on the Company’s consolidated financial statements. The report on the Company’s consolidated financial statements for the years ended March 31, 2024 and 2023, were issued by J&S Associate PLT (“J&S”),, the Company’s independent registered public accountant immediately prior to Olyainka. Additional information regarding the resignation of J&S and the engagement of Olayinka is available on that certain Current Report on Form 8-k filed with the Securities and Exchange Commission on September 23, 2024.

During the years ended March 31, 2024, and 2023, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

We have requested that Olayinka furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.2.

Concurrently with the resignation of Olayinka, we retained the firm of Lao Professional (“Lao”), to audit our consolidated financial statements for our fiscal year ending March 31, 2025.

During the fiscal years ended March 31, 2024, and 2023, and through the date of this Form 8-K, neither the Company nor anyone acting on its behalf consulted Lao regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and Lao did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was either the subject of a disagreement with Olayinka on accounting principles or practices, financial statement disclosure or auditing scope or procedures, which, if not resolved to the satisfaction of Olayinka, would have caused Olayinka to make reference to the matter in their report, or a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K of the SEC’s rules and regulations.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Number	Exhibit

16.1	Consent of Olayinka Oyebola & Co. *
104	Cover Page Interactive Data File (embedded within the inline XBRL document).

*Filed herewith.

2

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OneSolution Technology Inc.

Date: May 27, 2025	By:	/s/ Wong Nga Yin Polin
Wong Nga Yin Polin Chief Executive Officer, Chief Financial Officer, Secretary and Director

3